Exhibit 99.2

TABLE OF CONTENTS

TABLE OF CONTENTS

TABLE OF CONTENTS		PAGE
CORPORATE INFORMATION		**3**
	Company Profile	4
	Investor Information	5
	Research Coverage	6
FINANCIALS		**7**
	Key Financial Data	8
	Condensed Consolidated Balance Sheets	9
	Condensed Consolidated Statements of Income (Loss)	10
	Condensed Consolidated Statements of Income (Loss) (Additional Data)	11
	Debt Summary	12
	Debt Maturity Schedule	13
	Leverage Ratios, Coverage Ratios and Public Debt Covenants	14
	Summary of Capital Expenditures	15
	Office Portfolio Redevelopment Information as of June 30, 2020	16
	Property Acquisitions / Dispositions Information Since January 1, 2020	17
	Calculation and Reconciliation of NOI and Cash Basis NOI	18
	NOI and Cash Basis NOI	19
	Same Property NOI and Cash Basis NOI	20
	Calculation and Reconciliation of NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI by Segment for the Three Months Ended June 30, 2020 and 2019	21
	Calculation and Reconciliation of NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI by Segment for the Six Months Ended June 30, 2020 and 2019	22
	Calculation and Reconciliation of EBITDA, EBITDA*re* and Adjusted EBITDA*re*	23
	Calculation and Reconciliation of FFO and Normalized FFO Attributable to Common Shareholders	24
PORTFOLIO INFORMATION		**25**
	Portfolio Summary by Geographic Diversification and Property Type	26
	Portfolio Summary	27
	Occupancy	28
	Unit Count and Rent Coverage	29
	Office Portfolio and Same Property - Results of Operations (Three Months Ended June 30, 2020 and 2019)	30
	Office Portfolio and Same Property - Results of Operations (Six Months Ended June 30, 2020 and 2019)	31
	SHOP Segment and Same Property - Results of Operations	32
	Office Portfolio Leasing Summary	33
	Tenants Representing 1% or More of Total Annualized Rental Income	34
	Office Portfolio Lease Expiration Schedule	35
	Non-Segment Lease Expiration Schedule	36
EXHIBIT A	SHOP Segment and Same Property - Transitional Pro Forma EBITDARM	37
NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS		**40**
WARNING CONCERNING FORWARD-LOOKING STATEMENTS		**43**

Please refer to Non-GAAP Financial Measures and Certain Definitions beginning on page 40 for terms used throughout this document.

DIVERSIFIED HEALTHCARE TRUST

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COMPANY PROFILE

COMPANY PROFILE

The Company:

Diversified Healthcare Trust, or DHC, we, our or us, is a real estate investment trust, or REIT, which owns healthcare related properties including medical office and life science buildings, senior living communities and wellness centers located throughout the U.S. DHC is a component of 67 market indices and it comprises more than 1% of the following indices as of June 30, 2020: BI North America Healthcare REIT Valuation Peers (BIHLCRNP), Invesco KBW Premium Yield Equity REIT ETF INAV Index (KBWYIV), BI NA Healthcare REIT – Competitive (BIHLCRNC), Solactive Long Term Care Index (OLDID), and the Bloomberg Real Estate Investment Trust Healthcare Index (BBREHLTH).

Corporate Headquarters:

Two Newton Place
255 Washington Street, Suite 300
Newton, MA 02458-1634
(t) (617) 796-8350

Management:

DHC is managed by The RMR Group LLC, or RMR LLC, the majority owned operating subsidiary of The RMR Group Inc. (Nasdaq: RMR), or RMR Inc. RMR is an alternative asset management company that was founded in 1986 to manage real estate companies and related businesses. RMR primarily provides management services to four publicly traded equity REITs and three real estate related operating businesses. In addition to managing DHC, RMR manages Service Properties Trust, a REIT that owns a diverse portfolio of hotels and net lease service and necessity-based retail properties, Industrial Logistics Properties Trust, a REIT that owns industrial and logistics properties, and Office Properties Income Trust, a REIT that owns properties primarily leased to single tenants and those with high credit quality characteristics such as government entities. RMR also provides management services to Five Star Senior Living Inc., or Five Star, a publicly traded operator of senior living communities (including many of the senior living communities that DHC owns), Sonesta International Hotels Corporation, a privately owned operator and franchisor of hotels and cruise boats, and TravelCenters of America Inc., a publicly traded operator and franchisor of travel centers along the U.S. Interstate Highway System, standalone truck service facilities and restaurants. RMR also advises RMR Mortgage Trust (formerly known as RMR Real Estate Income Fund), which is in the process of converting from a registered investment company to a publicly traded mortgage REIT, and Tremont Mortgage Trust, a publicly traded mortgage REIT, both of which will focus on originating and investing in floating rate first mortgage whole loans, secured by middle market and transitional commercial real estate, through wholly owned Securities and Exchange Commission, or SEC, registered investment advisory subsidiaries. As of June 30, 2020, RMR had $32.0 billion of real estate assets under management and the combined RMR managed companies had approximately $12 billion of annual revenues, over 2,100 properties and nearly 45,000 employees. We believe that being managed by RMR is a competitive advantage for DHC because of RMR's depth of management and experience in the real estate industry. We also believe RMR provides management services to us at costs that are lower than we would have to pay for similar quality services if we were self managed.

Stock Exchange Listing:

Nasdaq

Trading Symbols:

Common Shares: DHC
5.625% Senior Notes due 2042: DHCNI
6.250% Senior Notes due 2046: DHCNL

DIVERSIFIED HEALTHCARE TRUST

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INVESTOR INFORMATION Board of Trustees Jennifer B. Clark John L. Harrington Lisa Harris Jones Managing Trustee Independent Trustee Lead Independent Trustee Daniel F. LePage Adam D. Portnoy Jeffrey P. Somers Independent Trustee Chair of the Board & Managing Trustee Independent Trustee INVESTOR INFORMATION INVESTOR Executive Officers Jennifer F. Francis Richard W. Siedel, Jr. President & Chief Operating Officer Chief Financial Officer & Treasurer Contact Information Investor Relations Inquiries Diversified Healthcare Trust Financial, investor and media inquiries should be directed to Two Newton Place Michael Kodesch, Director, Investor Relations, at 255 Washington Street, Suite 300 (617) 796-8234, or mkodesch@dhcreit.com Newton, MA 02458-1634 (t) (617) 796-8350 (email) info@dhcreit.com (website) www.dhcreit.com 5

RESEARCH COVERAGE

RESEARCH COVERAGE

Equity Research Coverage

B. Riley FBR
Bryan Maher
(646) 885-5423
bmaher@brileyfbr.com

BofA Securities
Joshua Dennerlein
(646) 855-1681
joshua.dennerlein@bofa.com

JMP Securities
Aaron Hecht
(415) 835-3963
ahecht@jmpsecurities.com

Morgan Stanley
Vikram Malhotra
(212) 761-7064
vikram.malhotra@morganstanley.com

Raymond James
Jonathan Hughes
(727) 567-2438
jonathan.hughes@raymondjames.com

RBC Capital Markets
Michael Carroll
(440) 715-2649
michael.carroll@rbccm.com

Wells Fargo Securities
Todd Stender
(212) 214-8067
todd.stender@wellsfargo.com

Rating Agencies

Moody's Investors Service
Lori Marks
(212) 553-1098
lori.marks@moodys.com

S & P Global
Nicolas Villa
(212) 438-1534
nicolas.villa@spglobal.com

DHC is followed by the equity research analysts and its publicly held debt is rated by the rating agencies listed above. Please note that any opinions, estimates or forecasts regarding DHC's performance made by these analysts or agencies do not represent opinions, forecasts or predictions of DHC or its management. DHC does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

DIVERSIFIED HEALTHCARE TRUST
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KEY FINANCIAL DATA

KEY FINANCIAL DATA

(dollars in thousands, except per share data)

	As of and For the Three Months Ended				
	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019
Selected Balance Sheet Data:					
Total gross assets	$ 8,266,767	$ 8,316,051	$ 8,224,627	$ 8,572,131	$ 8,713,990
Total assets	$ 6,600,523	$ 6,703,723	$ 6,653,826	$ 6,916,990	$ 7,098,710
Total liabilities	$ 3,845,683	$ 3,916,554	$ 3,776,776	$ 3,948,768	$ 4,062,001
Total equity	$ 2,754,840	$ 2,787,169	$ 2,877,050	$ 2,968,222	$ 3,036,709
Selected Income Statement Data:					
Total revenues	$ 410,311	$ 442,467	$ 256,039	$ 255,827	$ 262,003
Net (loss) income	$ (24,742)	$ 11,143	$ (50,620)	$ (27,946)	$ (35,816)
Net (loss) income attributable to common shareholders	$ (26,072)	$ 9,735	$ (51,697)	$ (29,390)	$ (37,229)
NOI	$ 108,396	$ 125,882	$ 129,467	$ 130,744	$ 141,810
Adjusted EBITDA*re*	$ 109,235	$ 117,437	$ 121,108	$ 121,994	$ 134,626
FFO attributable to common shareholders	$ 56,847	$ 91,285	$ 68,832	$ 67,577	$ 80,227
Normalized FFO attributable to common shareholders	$ 57,115	$ 69,298	$ 70,752	$ 70,069	$ 81,147
Per Common Share Data (basic and diluted):					
Net (loss) income attributable to common shareholders	$ (0.11)	$ 0.04	$ (0.22)	$ (0.12)	$ (0.16)
FFO attributable to common shareholders	$ 0.24	$ 0.38	$ 0.29	$ 0.28	$ 0.34
Normalized FFO attributable to common shareholders	$ 0.24	$ 0.29	$ 0.30	$ 0.29	$ 0.34
Dividends:					
Annualized dividend declared per common share (1)	$ 0.04	$ 0.60	$ 0.60	$ 0.60	$ 0.60
Annualized dividend yield (at end of period)	0.9%	16.5%	7.1%	6.5%	7.3%
Normalized FFO attributable to common shareholders payout ratio	4.2%	51.7%	50.0%	51.7%	44.1%

(1) Beginning in the second quarter of 2020, we reduced our regular quarterly distribution rate to $0.01 per common share ($0.04 per common share annually) to conserve capital in response to uncertain economic conditions as a result of the COVID-19 pandemic.

DIVERSIFIED HEALTHCARE TRUST

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CONDENSED CONSOLIDATED BALANCE SHEETS (amounts in thousands, except share data) As of As of June 30, 2020 December 31, 2019 Assets Real estate properties: Land $ 799,462 $ 793,123 Buildings and improvements 6,720,113 6,668,463 Total real estate properties, gross 7,519,575 7,461,586 Accumulated depreciation (1,666,244) (1,570,801) Total real estate properties, net 5,853,331 5,890,785 Assets of properties held for sale 106,049 209,570 Cash and cash equivalents 78,485 37,357 Restricted cash 15,283 14,867 Acquired real estate leases and other intangible assets, net 310,657 337,875 Other assets, net 236,718 163,372 Total assets $ 6,600,523 $ 6,653,826 Liabilities and Equity Unsecured revolving credit facility $ — $ 537,500 Unsecured term loans, net 198,777 448,741 Senior unsecured notes, net 2,605,153 1,820,681 Secured debt and finance leases, net 693,179 694,739 Liabilities of properties held for sale 5,841 6,758 Accrued interest 27,162 24,060 Assumed real estate lease obligations, net 72,286 76,705 Other liabilities 243,285 167,592 Total liabilities 3,845,683 3,776,776 Commitments and contingencies Equity: CONDENSED CONSOLIDATED BALANCE SHEETS CONDENSED CONSOLIDATED Equity attributable to common shareholders: Common shares of beneficial interest, $.01 par value: 300,000,000 shares authorized, 237,951,968 and 237,897,163 shares issued and outstanding at June 30, 2020 and December 31, 2019, respectively 2,380 2,379 Additional paid in capital 4,613,146 4,612,511 Cumulative net income 2,036,225 2,052,562 Cumulative distributions (4,028,797) (3,930,933) Total equity attributable to common shareholders 2,622,954 2,736,519 Noncontrolling interest: Total equity attributable to noncontrolling interest 131,886 140,531 Total equity 2,754,840 2,877,050 Total liabilities and equity $ 6,600,523 $ 6,653,826 9

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS) (amounts in thousands, except per share data) For the Three Months Ended June 30, For the Six Months Ended June 30, 2020 2019 2020 2019 Revenues: Rental income $ 106,207 $ 153,097 $ 216,705 $ 311,338 Residents fees and services 304,104 108,906 636,073 216,951 Total revenues 410,311 262,003 852,778 528,289 Expenses: Property operating expenses 301,915 120,193 618,500 237,415 Depreciation and amortization 68,825 73,924 137,255 146,154 General and administrative 7,312 8,867 16,144 18,683 Acquisition and certain other transaction related costs 87 903 750 8,717 Impairment of assets 31,175 2,213 42,409 8,419 Total expenses 409,314 206,100 815,058 419,388 (Loss) gain on sale of properties (168) 17,832 2,614 17,710 Dividend income — 923 — 1,846 Gains and losses on equity securities, net 11,974 (64,448) 2,031 (41,516) Interest and other income 7,736 238 7,874 352 Interest expense (including net amortization of debt premiums, discounts and issuance costs of $1,617, $1,519, $3,126 and $3,171, respectively) (43,974) (46,412) (85,624) (92,023) Gain on lease termination — — 22,896 — Loss on early extinguishment of debt (181) (17) (427) (17) Loss from continuing operations before income tax (expense) benefit and equity in earnings of an investee (23,616) (35,981) (12,916) (4,747) Income tax (expense) benefit (1,126) 35 (683) (99) Equity in earnings of an investee — 130 — 534 Net loss (24,742) (35,816) (13,599) (4,312) Net income attributable to noncontrolling interest (1,330) (1,413) (2,738) (2,835) Net loss attributable to common shareholders $ (26,072) $ (37,229) $ (16,337) $ (7,147) Weighted average common shares outstanding (basic) 237,700 237,580 237,684 237,574 Weighted average common shares outstanding (diluted) 237,700 237,580 237,684 237,574 CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS) STATEMENTS CONDENSED CONSOLIDATED Per common share data (basic and diluted): Net loss attributable to common shareholders $ (0.11) $ (0.16) $ (0.07) $ (0.03) 10

DATA) DATA) CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS) (ADDITIONAL DATA) (dollars in thousands) For the Three Months Ended June 30, For the Six Months Ended June 30, 2020 2019 2020 2019 Additional Data: General and administrative expenses / total assets (at end of period) 0.1% 0.1% 0.2% 0.3% Straight line rent included in rental income $ 1,385 $ 430 $ 2,538 $ 2,364 Lease value amortization included in rental income $ 1,830 $ 1,555 $ 3,703 $ 3,080 Non-cash stock based compensation $ 415 $ 392 $ 664 $ 607 Non-cash amortization included in property operating expenses $ 199 $ 199 $ 398 $ 398 Non-cash amortization included in general and administrative expenses $ 743 $ 743 $ 1,487 $ 1,487 CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS) (ADDITIONAL STATEMENTS CONDENSED CONSOLIDATED 11

DEBT SUMMARY

DEBT SUMMARY

(dollars in thousands)

As of June 30, 2020

	Coupon Rate	Interest Rate (1)	Principal Balance (2)	Maturity Date	Due at Maturity	Years to Maturity
Unsecured Floating Rate Debt:						
Unsecured $1,000,000 revolving credit facility (3)	2.550%	2.550%	$ —	1/15/2022	$ —	1.5
Unsecured term loan	2.434%	2.434%	200,000	9/28/2022	200,000	2.2
Weighted average rate / total unsecured floating rate debt	**2.434%**	**2.434%**	**$ 200,000**		**$ 200,000**	**2.2**
Unsecured Fixed Rate Debt: (4)						
Senior notes due 2021	6.750%	7.000%	$ 300,000	12/15/2021	$ 300,000	1.5
Senior notes due 2024	4.750%	4.790%	250,000	5/1/2024	250,000	3.8
Senior notes due 2025 (5)	9.750%	9.750%	1,000,000	6/15/2025	1,000,000	5.0
Senior notes due 2028	4.750%	4.966%	500,000	2/15/2028	500,000	7.6
Senior notes due 2042	5.625%	5.625%	350,000	8/1/2042	350,000	22.1
Senior notes due 2046	6.250%	6.250%	250,000	2/1/2046	250,000	25.6
Weighted average rate / total unsecured fixed rate debt	**7.120%**	**7.193%**	**$ 2,650,000**		**$ 2,650,000**	**9.2**
Weighted average rate / total unsecured debt	**6.791%**	**6.859%**	**$ 2,850,000**		**$ 2,850,000**	**8.7**
Secured Fixed Rate Debt:						
Mortgage - secured by 1 property	6.280%	5.170%	$ 12,181	7/1/2022	$ 10,744	2.0
Mortgage - secured by 1 property	4.850%	3.790%	10,843	10/1/2022	10,287	2.3
Mortgage - secured by 2 properties	5.750%	5.110%	15,970	10/6/2022	15,182	2.3
Mortgage - secured by 1 property	6.640%	4.920%	15,854	6/1/2023	14,522	2.9
Finance leases - 2 properties	7.700%	7.700%	8,352	4/30/2026	155	5.8
Mortgages - secured by 1 property (6)	3.530%	3.530%	620,000	8/6/2026	620,000	6.1
Mortgage - secured by 1 property	4.444%	4.444%	10,580	7/1/2043	1,698	23.0
Weighted average rate / total secured fixed rate debt	**3.785%**	**3.695%**	**$ 693,780**		**$ 672,588**	**6.1**
Weighted average rate / total debt	**6.203%**	**6.240%**	**$ 3,543,780**		**$ 3,522,588**	**8.2**

(1) Includes the effect of mark to market accounting for certain assumed mortgages and premiums and discounts on certain mortgages and unsecured notes. Excludes effects of offering and transaction costs.

(2) The principal balances are the amounts stated in the contracts. In accordance with GAAP, our carrying values and recorded interest expense may be different because of market conditions at the time we assumed certain of these debts.

(3) Represents amount outstanding under our revolving credit facility. Interest rate is as of June 30, 2020 and excludes the 30 basis points facility fee. Upon payment of an extension fee and our meeting certain conditions, we have the option to extend the maturity date by one year.

(4) Our senior notes due 2025 are guaranteed by all of our subsidiaries, except for our foreign subsidiaries and certain other excluded subsidiaries, and have a debt rating of Ba1 and BB+ from Moody's Investors Service, or Moody's, and S&P Global, or S&P, respectively. All our other senior notes have a debt rating of Ba2 and BB from Moody's and S&P, respectively.

(5) We have the option to redeem all or a portion of our senior notes due 2025 at any time on or after June 15, 2022 at set redemption prices.

(6) The life science property encumbered by these mortgages is owned in a joint venture arrangement in which we own a 55% equity interest. The principal amounts listed in the table for these debts have not been adjusted to reflect the equity interests in the joint venture that we do not own.

DIVERSIFIED HEALTHCARE TRUST

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DEBT MATURITY SCHEDULE

DEBT MATURITY SCHEDULE

(dollars in thousands)
As of June 30, 2020

Year	Unsecured Floating Rate Debt	% of Total	Unsecured Fixed Rate Debt	% of Total	Secured Fixed Rate Debt (1)	% of Total	Total	% of Total
2020	$ —		$ —		$ 1,486		$ 1,486	
2021	—		300,000		3,159		303,159	
2022	200,000 (2)		—		39,067		239,067	
2023	—		—		16,413		16,413	
2024	—		250,000		1,834		251,834	
2025	—		1,000,000		2,001		1,002,001	
2026	—		—		620,904		620,904	
2027	—		—		302		302	
2028	—		500,000		315		500,315	
Thereafter	—		600,000		8,299		608,299	
Principal balance	$ 200,000		$ 2,650,000		$ 693,780		$ 3,543,780	
Unamortized debt issuance costs, premiums and discounts	(1,223)		(44,847)		(601)		(46,671)	
Total debt, net	$ 198,777	5.7%	$ 2,605,153	74.5%	$ 693,179	19.8%	$ 3,497,109	100.0%

(1) Includes $8,352 of finance lease obligations due through April 2026.
(2) Represents amount outstanding under our $200,000 unsecured term loan as of June 30, 2020. Our $1,000,000 revolving credit facility also matures in 2022; however, we had no outstanding borrowings at June 30, 2020. Subject to the payment of an extension fee and meeting other conditions, we have the option to extend the maturity date of the facility by an additional year to January 2023.

DIVERSIFIED HEALTHCARE TRUST

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LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS As of and For the Three Months Ended 6/30/2020 3/31/2020 12/31/2019 9/30/2019 6/30/2019 Leverage Ratios: Net debt / total gross assets 41.9% 42.2% 42.5% 42.4% 42.9% Net debt / gross book value of real estate assets 41.6% 41.8% 41.5% 41.8% 42.9% Secured debt / total assets 10.5% 10.4% 10.5% 10.1% 9.9% Variable rate debt / net debt 5.8% 29.5% 28.2% 31.3% 33.1% Coverage Ratios: Net debt / annualized Adjusted EBITDAre 7.9x 7.4x 7.3x 7.4x 6.9x Adjusted EBITDAre / interest expense 2.5x 2.8x 2.8x 2.7x 2.9x Public Debt Covenants: Total debt / adjusted total assets - allowable maximum 60.0% 42.1% 42.4% 42.4% 42.6% 43.1% Secured debt / adjusted total assets - allowable maximum 40.0% 8.2% 8.2% 8.4% 8.1% 8.0% Consolidated income available for debt service / debt service - required minimum 1.50x 2.57x 2.90x 2.84x 2.74x 2.97x Total unencumbered assets / unsecured debt - required minimum 150.0% 249.3% 247.0% 247.4% 245.0% 241.4% LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS COVERAGE RATIOS LEVERAGE RATIOS, 14

SUMMARY OF CAPITAL EXPENDITURES

SUMMARY OF CAPITAL EXPENDITURES

(dollars and sq. ft. in thousands, except per sq. ft. and unit data)

	For the Three Months Ended				
	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019
Office Portfolio lease related costs	$ 3,918	$ 4,964	$ 9,631	$ 4,622	$ 3,152
Office Portfolio building improvements	3,708	2,665	7,502	5,673	2,929
SHOP fixed assets and capital improvements (1)	8,505	12,918	5,400	4,997	3,487
Recurring capital expenditures (2)	$ 16,131	$ 20,547	$ 22,533	$ 15,292	$ 9,568
Office Portfolio avg. sq. ft. during period	11,693	11,798	12,029	12,276	12,460
SHOP avg. units managed for our account during period (1)	28,654	28,987	10,253	10,126	9,925
Office Portfolio building improvements per avg. sq. ft. during period	$ 0.32	$ 0.23	$ 0.62	$ 0.46	$ 0.24
SHOP fixed assets and capital improvements per avg. unit during period (1)	$ 297	$ 446	$ 527	$ 493	$ 351
Development, redevelopment and other activities - Office Portfolio	$ 14,941	$ 8,214	$ 7,199	$ 8,220	$ 9,285
Development, redevelopment and other activities - SHOP	6,570	8,429	21,091	18,701	73,507
Total development, redevelopment and other activities (2)	$ 21,511	$ 16,643	$ 28,290	$ 26,921	$ 82,792

(1) Data for the 2020 periods include all senior living communities in our SHOP segment. Prior periods exclude properties leased during those periods. Pursuant to the restructuring of our business arrangements with Five Star, or the Restructuring Transaction, effective January 1, 2020, our previously existing master leases and management and pooling agreements with Five Star were terminated and replaced with new management agreements, or the New Management Agreements, for all of our senior living communities operated by Five Star.

(2) From time to time we invest in revenue producing capital improvements at certain of our triple net leased senior living communities. As a result, annual rents payable to us increase pursuant to the terms of the applicable leases. These capital improvements are not included in the table above.

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OFFICE PORTFOLIO REDEVELOPMENT INFORMATION AS OF JUNE 30, 2020 (dollars in millions) Total Costs Estimated Incurred as Square Project of June 30, Project Location Type of Property Feet (1) Costs (2) 2020 Estimated Completion (3) Muse at Torrey Pines San Diego, CA Life Science 186,000 $ 113.6 $ 24.1 Q4 2020 1145 19th Street NW Washington, D.C. Medical Office 139,748 $ 25.9 $ 25.6 Substantially Complete 4 Maguire Road Lexington, MA Life Science 53,905 $ 19.2 $ 0.1 Q4 2021 1415 West 3rd Street Tempe, AZ Life Science 82,257 $ 11.4 $ 0.1 Q2 2021 Rendering of Muse at Torrey Pines 1145 19th Street NW, Washington, D.C. (1) Represents estimated square footage upon project completion. (2) Project costs may include leasing capital up to stabilization. (3) Estimated completion date can depend on various factors, including when lease agreements are signed with tenants. Therefore, the actual completion date may vary. OFFICE PORTFOLIO REDEVELOPMENT INFORMATION AS OF JUNE 30, 2020 OFFICE PORTFOLIO REDEVELOPMENT INFORMATION 16

PROPERTY ACQUISITIONS / DISPOSITIONS INFORMATION SINCE JANUARY 1, 2020 (dollars in thousands) Acquisitions: We have not acquired any properties since January 1, 2020. Dispositions: (1) Date Sold Location Type of Property Number of Buildings Gross Sales Price 1/27/2020 Various, LA Medical Office 6 $ 5,925 2/25/2020 Horsham, PA Medical Office 1 2,900 3/18/2020 Austin, TX Medical Office 1 8,779 4/1/2020 Various, CA Senior Living 3 47,000 6/10/2020 Columbia, SC Medical Office 1 3,550 7/8/2020 Victoria, TX Medical Office 1 2,072 7/13/2020 Wallingford, CT Medical Office 1 625 8/1/2020 Various, MS Senior Living 2 2,500 Total Dispositions 16 $ 73,351 (1) As of August 3, 2020, we have 24 properties under agreements to sell for an aggregate sales price of approximately $231,725, excluding closing costs. These sales are subject to various conditions; as a result, these sales may not occur, they may be delayed or their terms may change. PROPERTY ACQUISITIONS / DISPOSITIONS INFORMATION SINCE JANUARY 1, 2020 SINCE JANUARY ACQUISITIONS / DISPOSITIONS INFORMATION PROPERTY 17

CALCULATION AND RECONCILIATION OF NOI AND CASH BASIS NOI

CALCULATION AND RECONCILIATION OF NOI AND CASH BASIS NOI

(amounts in thousands)

	For the Three Months Ended					For the Six Months Ended	
	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019	6/30/2020	6/30/2019
Calculation of NOI and Cash Basis NOI:							
Revenues:							
Rental income	$ 106,207	$ 110,498	$ 147,209	$ 148,011	$ 153,097	$ 216,705	$ 311,338
Residents fees and services	304,104	331,969	108,830	107,816	108,906	636,073	216,951
Total revenues	410,311	442,467	256,039	255,827	262,003	852,778	528,289
Property operating expenses	(301,915)	(316,585)	(126,572)	(125,083)	(120,193)	(618,500)	(237,415)
NOI	108,396	125,882	129,467	130,744	141,810	234,278	290,874
Non-cash straight line rent adjustments	(1,385)	(1,153)	(958)	(1,186)	(430)	(2,538)	(2,364)
Lease value amortization	(1,830)	(1,873)	(1,869)	(1,842)	(1,555)	(3,703)	(3,080)
Non-cash amortization included in property operating expenses	(199)	(199)	(200)	(199)	(199)	(398)	(398)
Cash Basis NOI	$ 104,982	$ 122,657	$ 126,440	$ 127,517	$ 139,626	$ 227,639	$ 285,032
Reconciliation of Net Income (Loss) to NOI and Cash Basis NOI:							
Net (loss) income	$ (24,742)	$ 11,143	$ (50,620)	$ (27,946)	$ (35,816)	$ (13,599)	$ (4,312)
Equity in losses (earnings) of an investee	—	—	217	(83)	(130)	—	(534)
Income tax expense (benefit)	1,126	(443)	483	(146)	(35)	683	99
Loss on early extinguishment of debt	181	246	27	—	17	427	17
Gain on lease termination	—	(22,896)	—	—	—	(22,896)	—
Interest expense	43,974	41,650	43,272	44,817	46,412	85,624	92,023
Interest and other income	(7,736)	(138)	(351)	(238)	(238)	(7,874)	(352)
(Gains) losses on equity investments, net	(11,974)	9,943	422	(40)	64,448	(2,031)	41,516
Dividend income	—	—	—	—	(923)	—	(1,846)
Loss (gain) on sale of properties	168	(2,782)	(17,803)	(4,183)	(17,832)	(2,614)	(17,710)
Impairment of assets	31,175	11,234	73,683	33,099	2,213	42,409	8,419
Acquisition and certain other transaction related costs	87	663	1,893	2,492	903	750	8,717
General and administrative	7,312	8,832	8,741	9,604	8,867	16,144	18,683
Depreciation and amortization	68,825	68,430	69,503	73,368	73,924	137,255	146,154
NOI	108,396	125,882	129,467	130,744	141,810	234,278	290,874
Non-cash amortization included in property operating expenses	(199)	(199)	(200)	(199)	(199)	(398)	(398)
Lease value amortization	(1,830)	(1,873)	(1,869)	(1,842)	(1,555)	(3,703)	(3,080)
Non-cash straight line rent adjustments	(1,385)	(1,153)	(958)	(1,186)	(430)	(2,538)	(2,364)
Cash Basis NOI	$ 104,982	$ 122,657	$ 126,440	$ 127,517	$ 139,626	$ 227,639	$ 285,032

DIVERSIFIED HEALTHCARE TRUST

18

NOI AND CASH BASIS NOI (dollars in thousands) For the Three Months Ended For the Six Months Ended 6/30/2020 6/30/2019 % Change 6/30/2020 6/30/2019 % Change NOI: Life Science $ 33,873 $ 38,659 (12.4)% $ 68,285 $ 75,675 (9.8)% Medical Office 30,744 33,201 (7.4)% 62,396 67,229 (7.2)% Total Office Portfolio 64,617 71,860 (10.1)% 130,681 142,904 (8.6)% NOI AND CASH BASIS NOI NOI SHOP 33,082 54,638 (39.5)% 81,172 116,951 (30.6)% Non-Segment 10,697 15,312 (30.1)% 22,425 31,019 (27.7)% Total $ 108,396 $ 141,810 (23.6)% $ 234,278 $ 290,874 (19.5)% Cash Basis NOI: Life Science $ 31,198 $ 36,521 (14.6)% $ 62,879 $ 71,371 (11.9)% Medical Office 30,139 33,339 (9.6)% 61,431 66,058 (7.0)% Total Office Portfolio 61,337 69,860 (12.2)% 124,310 137,429 (9.5)% SHOP 33,082 54,638 (39.5)% 81,172 116,951 (30.6)% Non-Segment 10,563 15,128 (30.2)% 22,157 30,652 (27.7)% Total $ 104,982 $ 139,626 (24.8)% $ 227,639 $ 285,032 (20.1)% 19

SAME PROPERTY NOI AND CASH BASIS NOI (dollars in thousands) For the Three Months Ended For the Six Months Ended 6/30/2020 6/30/2019 % Change 6/30/2020 6/30/2019 % Change NOI: Life Science $ 33,657 $ 33,641 0.0% $ 67,573 $ 66,931 1.0 % Medical Office 30,425 31,177 (2.4)% 61,591 62,501 (1.5)% Total Office Portfolio 64,082 64,818 (1.1)% 129,164 129,432 (0.2)% SHOP 34,358 53,380 (35.6)% 83,658 112,925 (25.9)% Non-Segment 9,737 10,795 (9.8)% 20,505 21,601 (5.1)% Total $ 108,177 $ 128,993 (16.1)% $ 233,327 $ 263,958 (11.6)% Cash Basis NOI: Life Science $ 30,977 $ 31,015 (0.1)% $ 62,143 $ 61,652 0.8 % Medical Office 29,822 31,204 (4.4)% 60,620 61,109 (0.8)% Total Office Portfolio 60,799 62,219 (2.3)% 122,763 122,761 0.0 % SHOP 34,358 53,380 (35.6)% 83,658 112,925 (25.9)% SAME PROPERTY NOI AND CASH BASIS NOI NOI SAME PROPERTY Non-Segment 9,586 10,614 (9.7)% 20,203 21,239 (4.9)% Total $ 104,743 $ 126,213 (17.0)% $ 226,624 $ 256,925 (11.8)% 20

CALCULATION AND RECONCILIATION OF NOI, CASH BASIS NOI, SAME PROPERTY NOI AND SAME PROPERTY CASH BASIS NOI BY SEGMENT FOR THE THREE MONTHS ENDED JUNE 30, 2020 AND 2019

CALCULATION AND RECONCILIATION OF NOI, CASH BASIS NOI, SAME PROPERTY NOI AND SAME PROPERTY CASH BASIS NOI BY SEGMENT

(dollars in thousands)

	For the Three Months Ended June 30, 2020				For the Three Months Ended June 30, 2019			
Calculation of NOI and Cash Basis NOI:	**Office Portfolio**	**SHOP**	**Non-Segment**	**Total**	**Office Portfolio**	**SHOP**	**Non-Segment**	**Total**
Rental income / residents fees and services	$ 95,510	$ 304,104	$ 10,697	$ 410,311	$ 104,385	$ 142,306	$ 15,312	$ 262,003
Property operating expenses	(30,893)	(271,022)	—	(301,915)	(32,525)	(87,668)	—	(120,193)
NOI	$ 64,617	$ 33,082	$ 10,697	$ 108,396	$ 71,860	$ 54,638	$ 15,312	$ 141,810
NOI change	(10.1)%	(39.5)%	(30.1)%	(23.6)%				
NOI	$ 64,617	$ 33,082	$ 10,697	$ 108,396	$ 71,860	$ 54,638	$ 15,312	$ 141,810
Less:								
Non-cash straight line rent adjustments	1,306	—	79	1,385	302	—	128	430
Lease value amortization	1,775	—	55	1,830	1,499	—	56	1,555
Non-cash amortization included in property operating expenses	199	—	—	199	199	—	—	199
Cash Basis NOI	$ 61,337	$ 33,082	$ 10,563	$ 104,982	$ 69,860	$ 54,638	$ 15,128	$ 139,626
Cash Basis NOI change	(12.2)%	(39.5)%	(30.2)%	(24.8)%				
Reconciliation of NOI to Same Property NOI:								
NOI	$ 64,617	$ 33,082	$ 10,697	$ 108,396	$ 71,860	$ 54,638	$ 15,312	$ 141,810
Less:								
NOI not included in same property	535	(1,276)	960	219	7,042	1,258	4,517	12,817
Same property NOI	$ 64,082	$ 34,358	$ 9,737	$ 108,177	$ 64,818	$ 53,380	$ 10,795	$ 128,993
Same property NOI change	(1.1)%	(35.6)%	(9.8)%	(16.1)%				
Reconciliation of Same Property NOI to Same Property Cash Basis NOI:								
Same property NOI	$ 64,082	$ 34,358	$ 9,737	$ 108,177	$ 64,818	$ 53,380	$ 10,795	$ 128,993
Less:								
Non-cash straight line rent adjustments	1,319	—	96	1,415	734	—	126	860
Lease value amortization	1,774	—	55	1,829	1,683	—	55	1,738
Non-cash amortization included in property operating expenses	190	—	—	190	182	—	—	182
Same property cash basis NOI	$ 60,799	$ 34,358	$ 9,586	$ 104,743	$ 62,219	$ 53,380	$ 10,614	$ 126,213
Same property cash basis NOI change	(2.3)%	(35.6)%	(9.7)%	(17.0)%				

DIVERSIFIED HEALTHCARE TRUST
21

CALCULATION AND RECONCILIATION OF NOI, CASH BASIS NOI, SAME PROPERTY NOI AND SAME PROPERTY CASH BASIS NOI BY SEGMENT FOR THE SIX MONTHS ENDED JUNE 30, 2020 AND 2019

CALCULATION AND RECONCILIATION OF NOI, CASH BASIS NOI, SAME PROPERTY NOI AND SAME PROPERTY CASH BASIS NOI BY SEGMENT

(dollars in thousands)

	For the Six Months Ended June 30, 2020				For the Six Months Ended June 30, 2019			
Calculation of NOI and Cash Basis NOI:	Office Portfolio	SHOP	Non-Segment	Total	Office Portfolio	SHOP	Non-Segment	Total
Rental income / residents fees and services	$ 194,280	$ 636,073	$ 22,425	$ 852,778	$ 207,606	$ 289,664	$ 31,019	$ 528,289
Property operating expenses	(63,599)	(554,901)	—	(618,500)	(64,702)	(172,713)	—	(237,415)
NOI	$ 130,681	$ 81,172	$ 22,425	$ 234,278	$ 142,904	$ 116,951	$ 31,019	$ 290,874
NOI change	(8.6)%	(30.6)%	(27.7)%	(19.5)%				
NOI	$ 130,681	$ 81,172	$ 22,425	$ 234,278	$ 142,904	$ 116,951	$ 31,019	$ 290,874
Less:								
Non-cash straight line rent adjustments	2,380	—	158	2,538	2,108	—	256	2,364
Lease value amortization	3,593	—	110	3,703	2,969	—	111	3,080
Non-cash amortization included in property operating expenses	398	—	—	398	398	—	—	398
Cash Basis NOI	$ 124,310	$ 81,172	$ 22,157	$ 227,639	$ 137,429	$ 116,951	$ 30,652	$ 285,032
Cash Basis NOI change	(9.5)%	(30.6)%	(27.7)%	(20.1)%				
Reconciliation of NOI to Same Property NOI:								
NOI	$ 130,681	$ 81,172	$ 22,425	$ 234,278	$ 142,904	$ 116,951	$ 31,019	$ 290,874
Less:								
NOI not included in same property	1,517	(2,486)	1,920	951	13,472	4,026	9,418	26,916
Same property NOI	$ 129,164	$ 83,658	$ 20,505	$ 233,327	$ 129,432	$ 112,925	$ 21,601	$ 263,958
Same property NOI change	(0.2)%	(25.9)%	(5.1)%	(11.6)%				
Reconciliation of Same Property NOI to Same Property Cash Basis NOI:								
Same property NOI	$ 129,164	$ 83,658	$ 20,505	$ 233,327	$ 129,432	$ 112,925	$ 21,601	$ 263,958
Less:								
Non-cash straight line rent adjustments	2,429	—	191	2,620	2,967	—	251	3,218
Lease value amortization	3,593	—	111	3,704	3,342	—	111	3,453
Non-cash amortization included in property operating expenses	379	—	—	379	362	—	—	362
Same property cash basis NOI	$ 122,763	$ 83,658	$ 20,203	$ 226,624	$ 122,761	$ 112,925	$ 21,239	$ 256,925
Same property cash basis NOI change	— %	(25.9)%	(4.9)%	(11.8)%				

DIVERSIFIED HEALTHCARE TRUST

22

CALCULATION AND RECONCILIATION OF EBITDA, EBITDA*re* AND ADJUSTED EBITDA*re*

CALCULATION AND RECONCILIATION OF EBITDA, EBITDA*re* AND ADJUSTED EBITDA*re*

(amounts in thousands)

	For the Three Months Ended					For the Six Months Ended	
	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019	6/30/2020	6/30/2019
Net (loss) income	$ (24,742)	$ 11,143	$ (50,620)	$ (27,946)	$ (35,816)	$ (13,599)	$ (4,312)
Interest expense	43,974	41,650	43,272	44,817	46,412	85,624	92,023
Income tax expense (benefit)	1,126	(443)	483	(146)	(35)	683	99
Depreciation and amortization	68,825	68,430	69,503	73,368	73,924	137,255	146,154
EBITDA	89,183	120,780	62,638	90,093	84,485	209,963	233,964
Loss (gain) on sale of properties	168	(2,782)	(17,803)	(4,183)	(17,832)	(2,614)	(17,710)
Impairment of assets	31,175	11,234	73,683	33,099	2,213	42,409	8,419
EBITDA*re*	120,526	129,232	118,518	119,009	68,866	249,758	224,673
General and administrative expense paid in common shares	415	249	248	533	392	664	607
Acquisition and certain other transaction related costs	87	663	1,893	2,492	903	750	8,717
Gain on lease termination	—	(22,896)	—	—	—	(22,896)	—
Loss on early extinguishment of debt	181	246	27	—	17	427	17
(Gains) losses on equity securities, net	(11,974)	9,943	422	(40)	64,448	(2,031)	41,516
Adjusted EBITDA*re*	$ 109,235	$ 117,437	$ 121,108	$ 121,994	$ 134,626	$ 226,672	$ 275,530

DIVERSIFIED HEALTHCARE TRUST

23

CALCULATION AND RECONCILIATION OF FFO AND NORMALIZED FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS

CALCULATION AND RECONCILIATION OF FFO AND NORMALIZED FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS

(amounts in thousands, except per share data)

	For the Three Months Ended					For the Six Months Ended	
	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019	6/30/2020	6/30/2019
Net (loss) income attributable to common shareholders	$ (26,072)	$ 9,735	$ (51,697)	$ (29,390)	$ (37,229)	$ (16,337)	$ (7,147)
Depreciation and amortization	68,825	68,430	69,503	73,368	73,924	137,255	146,154
Loss (gain) on sale of properties	168	(2,782)	(17,803)	(4,183)	(17,832)	(2,614)	(17,710)
Impairment of assets	31,175	11,234	73,683	33,099	2,213	42,409	8,419
(Gains) losses on equity securities, net	(11,974)	9,943	422	(40)	64,448	(2,031)	41,516
FFO adjustments attributable to noncontrolling interest	(5,275)	(5,275)	(5,276)	(5,277)	(5,297)	(10,550)	(10,594)
FFO attributable to common shareholders	56,847	91,285	68,832	67,577	80,227	148,132	160,638
Acquisition and certain other transaction related costs	87	663	1,893	2,492	903	750	8,717
Gain on lease termination	—	(22,896)	—	—	—	(22,896)	—
Loss on early extinguishment of debt	181	246	27	—	17	427	17
Normalized FFO attributable to common shareholders	$ 57,115	$ 69,298	$ 70,752	$ 70,069	$ 81,147	$ 126,413	$ 169,372
Weighted average common shares outstanding (basic)	237,700	237,669	237,659	237,608	237,580	237,684	237,574
Weighted average common shares outstanding (diluted)	237,700	237,669	237,659	237,608	237,580	237,684	237,574
Per Common Share Data (basic and diluted):							
Net (loss) income attributable to common shareholders	$ (0.11)	$ 0.04	$ (0.22)	$ (0.12)	$ (0.16)	$ (0.07)	$ (0.03)
FFO attributable to common shareholders	$ 0.24	$ 0.38	$ 0.29	$ 0.28	$ 0.34	$ 0.62	$ 0.68
Normalized FFO attributable to common shareholders	$ 0.24	$ 0.29	$ 0.30	$ 0.29	$ 0.34	$ 0.53	$ 0.71

DIVERSIFIED HEALTHCARE TRUST

24

25 25

PORTFOLIO SUMMARY BY GEOGRAPHIC DIVERSIFICATION AND PROPERTY TYPE Geographic Diversification Property Type(1) (2) (based on Gross Book Value of Real Estate Assets as of June 30, 2020) (based on Q2 2020 NOI) IL: 3% VA: 3% Wellness WI: 3% Centers: 3% NC: 4% MD: 4% Independent GA: 5% Living: 22% Medical Office: 28% TX: 8% 28 Other States + D.C.: 36% Assisted Living: 15% FL: 9% Life Science: CA: 9% 31% MA: 16% SNFs: <1% (1) Senior living communities are categorized by the type of living units which constitute a majority of the living units at the community. (2) Memory care communities are classified as assisted living communities. 26 PORTFOLIO SUMMARY BY GEOGRAPHIC DIVERSIFICATION AND PROPERTY TYPE AND PROPERTY GEOGRAPHIC DIVERSIFICATION BY PORTFOLIO SUMMARY

PORTFOLIO SUMMARY

PORTFOLIO SUMMARY

(dollars in thousands, except investment per unit or square foot)
As of June 30, 2020

	Number of Properties	Square Feet or Number of Units		Gross Book Value of Real Estate Assets (1)	% of Total Gross Book Value of Real Estate Assets	Investment Per Square Foot or Unit (2)	Q2 2020 Revenues (3)	% of Q2 2020 Total Revenues	Q2 2020 NOI (3)	% of Q2 2020 Total NOI
Life science	34	4,532,058		$ 1,901,562	22.8%	$ 420	$ 45,375	11.1%	$ 33,873	31.2%
Medical office	95	7,136,317		1,839,792	22.1%	$ 258	50,135	12.2%	30,744	28.4%
Subtotal Office Portfolio (4)	129	11,668,375	sq. ft.	3,741,354	44.9%	$ 321	95,510	23.3%	64,617	59.6%
SHOP	241	28,348	units	4,112,958	49.4%	$ 145,088	304,104	74.1%	33,082	30.5%
Other triple net leased senior living communities	32	2,605	units	296,170	3.6%	$ 113,693	7,103	1.7%	7,103	6.6%
Wellness centers	10	812,000	sq. ft.	178,110	2.1%	$ 219	3,594	0.9%	3,594	3.3%
Total	412			$ 8,328,592	100.0%		$ 410,311	100.0%	$ 108,396	100.0%

(1) Includes 21 properties with gross book value of real estate assets of $112,631, which are classified as held for sale in our condensed consolidated balance sheet as of June 30, 2020.
(2) Represents gross book value of real estate assets divided by number of rentable square feet or living units, as applicable, at June 30, 2020.
(3) Includes $301 of revenues and $(573) of NOI from properties that we sold and $16,683 of revenues and $(1,062) of NOI from properties classified as held for sale in our condensed consolidated balance sheet as of June 30, 2020.
(4) Our medical office and life science property leases include some triple net leases where, in addition to paying fixed rents, the tenants assume the obligation to operate and maintain the properties at their expense, and some net and modified gross leases where we are responsible for the operation and maintenance of the properties and we charge tenants for some or all of the property operating costs. A small percentage of our medical office and life science property leases are full-service leases where we receive fixed rent from our tenants and no reimbursement for our property operating costs.

DIVERSIFIED HEALTHCARE TRUST
27

OCCUPANCY

OCCUPANCY

	As of and For the Twelve Months Ended (1)				
	3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019
Life science	94.3%	94.2%	94.5%	97.9%	97.8%
Medical office	91.6%	91.0%	90.9%	89.1%	91.7%
Weighted average occupancy Office Portfolio (2)	92.6%	92.2%	92.3%	92.5%	94.0%
SHOP (3)	84.1%	84.4%	84.6%	84.0%	83.7%
Other triple net leased senior living communities (4)	86.8%	87.3%	87.8%	87.2%	87.6%

(1) Operating data for the multi-tenant office portfolio is presented as of the end of the period shown; operating data for other tenants is presented for the 12 month period ended on the dates shown, or the most recent prior 12 month period for which tenant and manager operating results are available to us. Excludes data for our wellness centers.

(2) Life science and medical office occupancy data is as of quarter end and includes (i) out of service assets undergoing redevelopment, (ii) space which is leased but is not occupied or is being offered for sublease by tenants and (iii) space being fitted out for occupancy. Office Portfolio weighted average occupancy by square feet as of June 30, 2020 was 92.0%.

(3) Includes senior living communities we owned and that were operated by Five Star during the periods presented. Occupancy for the 12 month period ended or, if shorter, from the date of acquisition through June 30, 2020, was 82.7%. Pursuant to the Restructuring Transaction, effective January 1, 2020, our previously existing master leases and management and pooling agreements with Five Star were terminated and replaced with the New Management Agreements.

(4) Excludes data for periods prior to our ownership of certain properties, as well as properties sold or classified as held for sale, or for which there was a transfer of operations during the periods presented.

All tenant operating data presented is based upon the operating results provided by our tenants for the indicated periods. We report our operating data one quarter in arrears as this is the most recent prior period for which tenant operating results are available to us from our tenants. We have not independently verified tenant operating data.

DIVERSIFIED HEALTHCARE TRUST

28

UNIT COUNT AND RENT COVERAGE SHOP Unit Count as of June 30, 2020 (1): Independent Living and Active Adult units: 10,497: 37% SNF units: Assisted 3,397: 12% Living units: 11,221: 40% Memory Care units: 3,233: 11% UNIT COUNT AND RENT COVERAGE UNIT COUNT Rent Coverage (2): As of and For the Twelve Months Ended 3/31/2020 12/31/2019 9/30/2019 6/30/2019 3/31/2019 Other triple net leased senior living communities 1.66x 1.69x 1.71x 1.76x 1.78x Wellness centers (3) 1.73x 1.82x 1.83x 1.87x 1.93x Total 1.69x 1.75x 1.76x 1.81x 1.84x (1) Unit count is by the type of living units at our senior living communities within our SHOP segment. (2) Excludes data for periods prior to our ownership of certain properties, as well as properties sold or classified as held for sale, or for which there was a transfer of operations from one operator to another during the periods presented. (3) Includes rent coverage for a tenant of six wellness centers that defaulted on its leases during the three months ended June 30, 2020. All tenant operating data presented is based upon the operating results provided by our tenants for the indicated periods. We report our operating data one quarter in arrears as this is the most recent prior period for which tenant operating results are available to us from our tenants. We have not independently verified tenant operating data. 29

OFFICE PORTFOLIO AND SAME PROPERTY - RESULTS OF OPERATIONS
(THREE MONTHS ENDED JUNE 30, 2020 AND 2019)

OFFICE PORTFOLIO - RESULTS OF OPERATIONS

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended June 30, 2020			As of and For the Three Months Ended June 30, 2019		
	Life Science	Medical Office	Total Office Portfolio	Life Science	Medical Office	Total Office Portfolio
Number of Buildings	34	95	129	35	110	145
Square Feet (1)	4,532	7,136	11,668	4,737	7,635	12,372
Occupancy (2)	93.7 %	91.0 %	92.0 %	97.9%	89.1%	92.5%
Rental Income	$ 45,375	$ 50,135	$ 95,510	$ 50,547	$ 53,838	$ 104,385
NOI	$ 33,873	$ 30,744	$ 64,617	$ 38,659	$ 33,201	$ 71,860
Cash Basis NOI	$ 31,198	$ 30,139	$ 61,337	$ 36,521	$ 33,339	$ 69,860
NOI Margin %	74.7 %	61.3 %	67.7 %	76.5%	61.7%	68.8%
Cash Basis NOI Margin %	72.9 %	60.7 %	66.4 %	75.3%	61.6%	67.9%
NOI % Change	(12.4)%	(7.4)%	(10.1)%			
Cash Basis NOI % Change	(14.6)%	(9.6)%	(12.2)%			

OFFICE PORTFOLIO SAME PROPERTY - RESULTS OF OPERATIONS

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended June 30, 2020			As of and For the Three Months Ended June 30, 2019		
	Life Science	Medical Office	Total Office Portfolio	Life Science	Medical Office	Total Office Portfolio
Number of Buildings	30	92	122	30	92	122
Square Feet (1)	4,314	7,019	11,333	4,314	7,019	11,333
Occupancy (3)	97.8 %	91.3 %	93.8 %	97.7%	92.2%	94.3%
Rental Income	$ 44,834	$ 49,449	$ 94,283	$ 44,670	$ 50,941	$ 95,611
NOI	$ 33,657	$ 30,425	$ 64,082	$ 33,641	$ 31,177	$ 64,818
Cash Basis NOI	$ 30,977	$ 29,822	$ 60,799	$ 31,015	$ 31,204	$ 62,219
NOI Margin %	75.1 %	61.5 %	68.0 %	75.3%	61.2%	67.8%
Cash Basis NOI Margin %	73.3 %	60.9 %	66.7 %	73.6%	61.1%	66.8%
NOI % Change	0.0 %	(2.4)%	(1.1)%			
Cash Basis NOI % Change	(0.1)%	(4.4)%	(2.3)%			

(1) Prior periods exclude space remeasurements made subsequent to those periods.
(2) Occupancy includes (i) out of service assets undergoing redevelopment, (ii) space which is leased but is not occupied or is being offered for sublease by tenants and (iii) space being fitted out for occupancy.
(3) Occupancy includes (i) space which is leased but is not occupied or is being offered for sublease by tenants and (ii) space being fitted out for occupancy.

DIVERSIFIED HEALTHCARE TRUST
30

OFFICE PORTFOLIO AND SAME PROPERTY - RESULTS OF OPERATIONS
(SIX MONTHS ENDED JUNE 30, 2020 AND 2019)

OFFICE PORTFOLIO - RESULTS OF OPERATIONS

(dollars and sq. ft. in thousands)

	As of and For the Six Months Ended June 30, 2020			As of and For the Six Months Ended June 30, 2019		
	Life Science	Medical Office	Total Office Portfolio	Life Science	Medical Office	Total Office Portfolio
Number of Buildings	34	95	129	35	110	145
Square Feet (1)	4,532	7,136	11,668	4,737	7,635	12,372
Occupancy (2)	93.7 %	91.0 %	92.0 %	97.9%	89.1%	92.5%
Rental Income	$ 92,005	$ 102,275	$ 194,280	$ 99,326	$ 108,280	$ 207,606
NOI	$ 68,285	$ 62,396	$ 130,681	$ 75,675	$ 67,229	$ 142,904
Cash Basis NOI	$ 62,879	$ 61,431	$ 124,310	$ 71,371	$ 66,058	$ 137,429
NOI Margin %	74.2 %	61.0 %	67.3 %	76.2%	62.1%	68.8%
Cash Basis NOI Margin %	72.5 %	60.5 %	66.0 %	75.0%	61.5%	67.9%
NOI % Change	(9.8)%	(7.2)%	(8.6)%			
Cash Basis NOI % Change	(11.9)%	(7.0)%	(9.5)%			

OFFICE PORTFOLIO SAME PROPERTY - RESULTS OF OPERATIONS

(dollars and sq. ft. in thousands)

	As of and For the Six Months Ended June 30, 2020			As of and For the Six Months Ended June 30, 2019		
	Life Science	Medical Office	Total Office Portfolio	Life Science	Medical Office	Total Office Portfolio
Number of Buildings	30	92	122	30	92	122
Square Feet (1)	4,314	7,019	11,333	4,314	7,019	11,333
Occupancy (3)	97.8 %	91.3 %	93.8 %	97.7%	92.2%	94.3%
Rental Income	$ 90,538	$ 100,532	$ 191,070	$ 88,826	$ 101,756	$ 190,582
NOI	$ 67,573	$ 61,591	$ 129,164	$ 66,931	$ 62,501	$ 129,432
Cash Basis NOI	$ 62,143	$ 60,620	$ 122,763	$ 61,652	$ 61,109	$ 122,761
NOI Margin %	74.6 %	61.3 %	67.6 %	75.4%	61.4%	67.9%
Cash Basis NOI Margin %	72.9 %	60.8 %	66.3 %	73.7%	60.8%	66.6%
NOI % Change	1.0 %	(1.5)%	(0.2)%			
Cash Basis NOI % Change	0.8 %	(0.8)%	0.0 %			

(1) Prior periods exclude space remeasurements made subsequent to those periods.
(2) Occupancy includes (i) out of service assets undergoing redevelopment, (ii) space which is leased but is not occupied or is being offered for sublease by tenants and (iii) space being fitted out for occupancy.
(3) Occupancy includes (i) space which is leased but is not occupied or is being offered for sublease by tenants and (ii) space being fitted out for occupancy.

DIVERSIFIED HEALTHCARE TRUST

31

SHOP SEGMENT AND SAME PROPERTY – RESULTS OF OPERATIONS

SHOP SEGMENT - RESULTS OF OPERATIONS

(dollars in thousands, except average monthly rate)

	As of and For the Three Months Ended June 30,		As of and For the Six Months Ended June 30,	
	2020	2019	2020	2019
Number of Properties (1)	241	258	241	258
Number of Units (1)	28,348	29,724	28,348	29,724
Occupancy (1)	78.7 %	84.2%	80.7 %	84.2%
Average Monthly Rate (1)	$ 4,496	$ 4,630	$ 4,535	$ 4,677
Average Monthly Rate % Change	(2.9)%		(3.0)%	
Residents Fees and Services	$ 304,104	$ 108,906	$ 636,073	$ 216,951
Rental Income	—	33,400	—	72,713
Property Operating Expenses	(271,022)	(87,668)	(554,901)	(172,713)
NOI	$ 33,082	$ 54,638	$ 81,172	$ 116,951
NOI Margin %	10.9 %	38.4%	12.8 %	40.4%
NOI % Change	(39.5)%		(30.6)%	

SHOP SEGMENT SAME PROPERTY - RESULTS OF OPERATIONS

(dollars in thousands, except average monthly rate)

	As of and For the Three Months Ended June 30,		As of and For the Six Months Ended June 30,	
	2020	2019	2020	2019
Number of Properties	225	225	224	224
Number of Units	26,707	26,707	26,389	26,389
Occupancy	78.9 %	85.0%	81.2 %	85.2%
Average Monthly Rate	$ 4,500	$ 4,578	$ 4,553	$ 4,615
Average Monthly Rate % Change	(1.7)%		(1.3)%	
Residents Fees and Services	$ 287,780	$ 102,921	$ 592,164	$ 201,747
Rental Income	—	32,546	—	70,019
Property Operating Expenses	(253,422)	(82,087)	(508,506)	(158,841)
NOI	$ 34,358	$ 53,380	$ 83,658	$ 112,925
NOI Margin %	11.9 %	39.4%	14.1 %	41.6%
NOI % Change	(35.6)%		(25.9)%	

(1) Includes all senior living communities operated by Five Star during the periods presented. Pursuant to the Restructuring Transaction, effective January 1, 2020, our previously existing master leases and management and pooling agreements with Five Star were terminated and replaced with the New Management Agreements.

Please refer to the tables on page 37 for pro forma resident fees and services and pro forma EBITDARM in our SHOP segment, which treat the senior living communities in our SHOP segment as if they had been managed for our account throughout all periods presented to assist in understanding community level operating results.

DIVERSIFIED HEALTHCARE TRUST

32

OFFICE PORTFOLIO LEASING SUMMARY

OFFICE PORTFOLIO LEASING SUMMARY

(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and For the Three Months Ended				
	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019
Buildings	129	130	138	140	145
Total sq. ft. (1)	11,668	11,718	11,878	12,179	12,372
Occupancy (2)	92.0%	92.6%	92.2%	92.3%	92.5%
Leasing Activity (sq. ft.):					
New leases	8	73	126	54	31
Renewals	52	229	268	260	281
Total	60	302	394	314	312
Rental Rate on New and Renewed Leases per Sq. Ft.:					
New leases	$ 36.78	$ 39.52	$ 26.77	$ 30.07	$ 30.18
Renewals	$ 37.83	$ 10.15	$ 28.58	$ 24.50	$ 44.76
Average net annual rent	$ 37.70	$ 17.26	$ 28.00	$ 25.45	$ 43.32
Leasing Costs and Concession Commitments (3):					
New leases	$ 379	$ 5,805	$ 7,486	$ 3,205	$ 1,496
Renewals	343	1,380	5,548	4,416	892
Total	$ 722	$ 7,185	$ 13,034	$ 7,621	$ 2,388
Leasing Costs and Concession Commitments per Sq. Ft. (3):					
New leases	$ 50.17	$ 79.33	$ 59.17	$ 59.87	$ 48.69
Renewals	$ 6.62	$ 6.02	$ 20.76	$ 16.97	$ 3.17
All new and renewed leases	$ 12.16	$ 23.77	$ 33.10	$ 24.29	$ 7.66
Weighted Average Lease Term (years) (4):					
New leases	7.2	9.4	9.6	7.8	7.3
Renewals	5.8	5.7	8.8	5.7	15.8
All new and renewed leases	6.0	7.7	9.0	6.1	15.3
Leasing Costs and Concession Commitments per Sq. Ft. per Year (3):					
New leases	$ 7.01	$ 8.48	$ 6.14	$ 7.69	$ 6.68
Renewals	$ 1.13	$ 1.05	$ 2.36	$ 2.98	$ 0.20
All new and renewed leases	$ 2.02	$ 3.07	$ 3.66	$ 3.97	$ 0.50

(1) Square feet measurements are subject to modest changes when space is periodically remeasured or reconfigured for new tenants.
(2) Occupancy includes (i) out of service assets undergoing redevelopment, (ii) space which is leased but is not occupied or is being offered for sublease by tenants and (iii) space being fitted out for occupancy.
(3) Includes commitments made for leasing expenditures and concessions, such as tenant improvements, leasing commissions, tenant reimbursements and free rent.
(4) Weighted based on annualized rental income pursuant to existing leases as of June 30, 2020.

The above leasing summary is based on leases entered into during the periods indicated.

DIVERSIFIED HEALTHCARE TRUST

33

TENANTS REPRESENTING 1% OR MORE OF TOTAL ANNUALIZED RENTAL INCOME

TENANTS REPRESENTING 1% OR MORE OF TOTAL ANNUALIZED RENTAL INCOME

(dollars in thousands)

As of June 30, 2020

	Tenant	Facility Type		Annualized Rental Income	% of Annualized Rental Income	Expiration
1	Vertex Pharmaceuticals Inc. (1)	Life science	$	96,580	17.2%	2028
2	Advocate Aurora Health	Medical office		16,896	3.0%	2024
3	Cedars-Sinai Medical Center	Medical office		16,308	2.9%	2020 - 2032
4	Life Time Athletic (2)	Wellness center		10,550	1.9%	2028
5	Brookdale Senior Living, Inc.	Senior living		9,727	1.7%	2032
6	Ology Bioservices, Inc.	Life science		8,324	1.5%	2041
7	Starmark Holdings, LLC (3)	Wellness center		7,929	1.4%	2023
8	HCA Holdings Inc.	Medical office		7,243	1.3%	2020 - 2029
9	Medtronic, Inc.	Medical office		7,011	1.2%	2020 - 2022
	All Other Tenants (4)			380,541	67.9%	2020 - 2035
	Total Tenants		$	561,109	100.0%	

(1) The life science property leased by this tenant is owned in a joint venture arrangement in which we own a 55% equity interest. Rental income presented includes 100% of rental income as reported under GAAP.

(2) As a result of the COVID-19 pandemic and the resulting suspension of operations at these wellness centers, we have entered into an agreement with Life Time Athletic to defer $2,750 of rent payments due to us. Life Time Athletic is obligated to pay the deferred rent amount in 12 equal monthly installments commencing in September 2020.

(3) Includes annualized rental income from our leases with Starmark Holdings, LLC for six wellness centers. As of June 30, 2020, the applicable tenant was in default on its obligations to us under the applicable leases.

(4) Includes NOI for the three months ended June 30, 2020, annualized, from senior living communities in our SHOP segment.

DIVERSIFIED HEALTHCARE TRUST

34

OFFICE PORTFOLIO LEASE EXPIRATION SCHEDULE

OFFICE PORTFOLIO LEASE EXPIRATION SCHEDULE

(dollars in thousands)

As of June 30, 2020

Office Portfolio Annualized Rental Income Expiring

Year	Annualized Rental Income (1)	Percent of Total Annualized Rental Income Expiring	Cumulative Percentage of Annualized Rental Income Expiring
2020	$ 21,553	5.7%	5.7%
2021	30,350	8.0%	13.7%
2022	34,898	9.2%	22.9%
2023	20,636	5.4%	28.3%
2024	50,937	13.4%	41.7%
2025	25,197	6.6%	48.3%
2026	21,272	5.6%	53.9%
2027	11,289	3.0%	56.9%
2028	114,664	30.2%	87.1%
Thereafter	48,656	12.9%	100.0%
Total	$ 379,452	100.0%	

Average remaining lease term for our office portfolio (weighted by annualized rental income): 6.1 years

Office Portfolio Square Feet with Leases Expiring

Year	Square Feet (1)	Percent of Total Square Feet Expiring	Cumulative Percentage of Total Square Feet Expiring
2020	646,424	6.0%	6.0%
2021	898,127	8.4%	14.4%
2022	1,172,835	10.9%	25.3%
2023	1,026,466	9.6%	34.9%
2024	1,835,297	17.1%	52.0%
2025	1,163,585	10.8%	62.8%
2026	694,235	6.5%	69.3%
2027	462,561	4.3%	73.6%
2028	1,440,951	13.4%	87.0%
Thereafter	1,399,581	13.0%	100.0%
Total	10,740,062	100.0%	

(1) Includes data from our life science property owned in a joint venture arrangement in which we own a 55% equity interest.

DIVERSIFIED HEALTHCARE TRUST

35

NON-SEGMENT LEASE EXPIRATION SCHEDULE (dollars in thousands) As of June 30, 2020 Non-Segment Annualized Rental Income Expiring Cumulative Percentage of Number of Number of Units or Square Annualized Rental Percent of Total Annualized Annualized Rental Income Year Properties Feet Income Rental Income Expiring Expiring 2020 — — $ — —% —% 2021 — — — —% —% 2022 — — — —% —% 2023 (1) 7 131 units and 354,000 sq. ft. 10,591 21.5% 21.5% 2024 4 288 units 4,062 8.2% 29.7% 2025 — — — —% 29.7% 2026 — — — —% 29.7% 2027 4 511 units 4,201 8.5% 38.2% 2028 4 458,000 sq. ft. 10,550 21.4% 59.6% Thereafter 23 1,675 units 19,925 40.4% 100.0% Total 42 $ 49,329 100.0% (1) Includes annualized rental income from our leases with Starmark Holdings, LLC for six wellness centers. As of June 30, 2020, the applicable tenant was in default on its obligations to us under the applicable leases. NON-SEGMENT LEASE EXPIRATION SCHEDULE NON-SEGMENT LEASE EXPIRATION 36

SHOP SEGMENT AND SAME PROPERTY – TRANSITIONAL PRO FORMA EBITDARM

SHOP SEGMENT AND SAME PROPERTY – TRANSITIONAL PRO FORMA EBITDARM EXHIBIT A

See pages 38 - 39 for calculation and reconciliation of Pro Forma EBITDARM and Non-GAAP Financial Measures and Certain Definitions on page 40 for a definition of EBITDARM.

SHOP SEGMENT - TRANSITIONAL PRO FORMA EBITDARM

(dollars in thousands, except average monthly rate)

	As of and For the Three Months Ended June 30,		As of and For the Six Months Ended June 30,	
	2020	2019	2020	2019
Number of Properties	241	258	241	258
Number of Units	28,348	29,724	28,348	29,724
Occupancy	78.7 %	84.2%	80.7 %	84.2%
Average Monthly Rate	$ 4,496	$ 4,630	$ 4,535	$ 4,677
Average Monthly Rate % Change	(2.9)%		(3.0)%	
Residents Fees and Services	$ 304,104	$ 351,147	$ 636,073	$ 704,876
Residents Fees and Services % Change	(13.4)%		(9.8)%	
EBITDARM	$ 55,633	$ 71,775	$ 120,322	$ 147,255
EBITDARM % Change	(22.5)%		(18.3)%	

SHOP SEGMENT SAME PROPERTY - TRANSITIONAL PRO FORMA EBITDARM

(dollars in thousands, except average monthly rate)

	As of and For the Three Months Ended June 30,		As of and For the Six Months Ended June 30,	
	2020	2019	2020	2019
Number of Properties	225	225	0.224	0.224
Number of Units	26,707	26,707	26.389	26.389
Occupancy	78.9 %	85.0%	81.2 %	85.2%
Average Monthly Rate	$ 4,500	$ 4,578	$ 4,553	$ 4,615
Average Monthly Rate % Change	(1.7)%		(1.3)%	
Residents Fees and Services	$ 287,780	$ 314,642	$ 592,164	$ 624,322
Residents Fees and Services % Change	(8.5)%		(5.2)%	
EBITDARM	$ 55,152	$ 72,077	$ 119,423	$ 146,665
EBITDARM % Change	(23.5)%		(18.6)%	

DIVERSIFIED HEALTHCARE TRUST

37

SHOP SEGMENT - CALCULATION AND RECONCILIATION OF PRO FORMA EBITDARM (THREE MONTHS ENDED JUNE 30, 2020 AND 2019)

SHOP SEGMENT - CALCULATION AND RECONCILIATION OF PRO FORMA EBITDARM

EXHIBIT A (CONTINUED)

(dollars in thousands)

		Three Months Ended June 30, 2020	Three Months Ended June 30, 2019		
		SHOP	SHOP	Restructuring Transaction	Pro Forma
Revenues:					
Rental income		$ —	$ 33,400	$ (33,400) (1)	$ —
Residents fees and services		304,104	108,906	242,241 (1)	351,147
Total revenues		304,104	142,306	208,841	351,147
Expenses:					
Property operating expenses		271,022	87,668	209,261 (1) (2)	296,929
Depreciation and amortization		33,773	34,226	—	34,226
Impairment of assets		30,637	2,117	—	2,117
Total expenses		335,432	124,011	209,261	333,272
Interest and other income		7,346	—	—	—
Interest expense		(560)	(902)	—	(902)
Net (loss) income		(24,542)	17,393	(420)	16,973
Add (less):	Interest expense	560			902
	Depreciation and amortization	33,773			34,226
	Impairment of assets	30,637			2,117
	Management fees	15,205			17,557
EBITDARM		$ 55,633			$ 71,775

(1) Pursuant to the Restructuring Transaction, effective January 1, 2020, our previously existing master leases and management and pooling agreements with Five Star were terminated and replaced with the New Management Agreements. As a result, operating results of the previously leased communities will be included in our operating results. Adjustments reflect property level residents fees and services and property operating expenses and exclude rental income for the previously leased senior living communities for the three months ended June 30, 2019.

(2) For the three months ended June 30, 2019, adjustments to property operating expenses also include adjustments to reflect management fees equal to 5% of gross revenues pursuant to the New Management Agreements and a consistent allocation of costs for all communities.

DIVERSIFIED HEALTHCARE TRUST

38

SHOP SEGMENT - CALCULATION AND RECONCILIATION OF PRO FORMA EBITDARM (SIX MONTHS ENDED JUNE 30, 2020 AND 2019)

SHOP SEGMENT - CALCULATION AND RECONCILIATION OF PRO FORMA EBITDARM

EXHIBIT A (CONTINUED)

(dollars in thousands)

	Six Months Ended June 30, 2020	Six Months Ended June 30, 2019		
	SHOP	SHOP	Restructuring Transaction	Pro Forma
Revenues:				
Rental income	$ —	$ 72,713	$ (72,713) (1)	$ —
Residents fees and services	636,073	216,951	487,925 (1)	704,876
Total revenues	636,073	289,664	415,212	704,876
Expenses:				
Property operating expenses	554,901	172,713	420,152 (1) (2)	592,865
Depreciation and amortization	66,815	65,179	—	65,179
Impairment of assets	35,653	8,323	—	8,323
Total expenses	657,369	246,215	420,152	666,367
Interest and other income	7,346	—	—	—
Interest expense	(1,124)	(1,896)	—	(1,896)
Net (loss) income	(15,074)	41,553	(4,940)	36,613
Add (less): Interest expense	1,124			1,896
Depreciation and amortization	66,815			65,179
Impairment of assets	35,653			8,323
Management fees	31,804			35,244
EBITDARM	$ 120,322			$ 147,255

(1) Pursuant to the Restructuring Transaction, effective January 1, 2020, our previously existing master leases and management and pooling agreements with Five Star were terminated and replaced with the New Management Agreements. As a result, operating results of the previously leased communities will be included in our operating results. Adjustments reflect property level residents fees and services and property operating expenses and exclude rental income for the previously leased senior living communities for the six months ended June 30, 2019.

(2) For the six months ended June 30, 2019, adjustments to property operating expenses also include adjustments to reflect management fees equal to 5% of gross revenues pursuant to the New Management Agreements and a consistent allocation of costs for all communities.

DIVERSIFIED HEALTHCARE TRUST

39

NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS Non-GAAP Financial Measures We present certain "non-GAAP financial measures" within the meaning of applicable rules of the SEC, including net operating income, or NOI, Cash Basis NOI, same property NOI, same property Cash Basis NOI, earnings before interest, income tax, depreciation and amortization, or EBITDA, EBITDA for real estate, or EBITDAre, Adjusted EBITDAre, funds from operations attributable to common shareholders, or FFO attributable to common shareholders, and normalized funds from operations attributable to common shareholders, or Normalized FFO attributable to common shareholders. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income (loss) or net income (loss) attributable to common shareholders as indicators of our operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income (loss) and net income (loss) attributable to common shareholders as presented in our condensed consolidated statements of income (loss). We consider these non-GAAP measures to be appropriate supplemental measures of operating performance for a REIT, along with net income (loss) and net income (loss) attributable to common shareholders. We believe these measures provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation and amortization, they may facilitate a comparison of our operating performance between periods and with other REITs and, in the case of NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI, reflecting only those income and expense items that are generated and incurred at the property level may help both investors and management to understand the operations of our properties. NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI The calculations of NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI exclude certain components of net income (loss) in order to provide results that are more closely related to our property level results of operations. We calculate NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI as shown on pages 18 through 22. We define NOI as income from our real estate less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions that we record as depreciation and amortization. We define Cash Basis NOI as NOI excluding non-cash straight line rent adjustments, lease value amortization, lease termination fee amortization, if any, and non-cash amortization included in property operating expenses. We calculate same property NOI and same property Cash Basis NOI in the same manner that we calculate the corresponding NOI and Cash Basis NOI amounts, except that we only include same properties in calculating same property NOI and same property Cash Basis NOI. We use NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI to evaluate individual and company wide property level performance. Other real estate companies and REITs may calculate NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI differently than we do. EBITDA, EBITDAre, Adjusted EBITDAre and EBITDARM We calculate EBITDA, EBITDAre and Adjusted EBITDAre as shown on page 23. EBITDAre is calculated on the basis defined by the National Association of Real Estate Investment Trusts, or Nareit, which is EBITDA, excluding gains and losses on the sale of real estate, loss on impairment of real estate assets, if any, as well as certain other adjustments currently not applicable to us. In calculating Adjusted EBITDAre, we adjust for the items shown on page 23 and include business management incentive fees, if any, only in the fourth quarter versus the quarter when they are recognized as expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of our core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year. Other real estate companies and REITs may calculate EBITDA, EBITDAre and Adjusted EBITDAre differently than we do. Our SHOP segment includes both communities leased to Five Star and operated for our account under management agreements with Five Star as of and during the three and six months ended June 30, 2019. Pursuant to the Restructuring Transaction, our previously existing master leases and management and pooling agreements with Five Star were terminated and replaced with the New Management Agreements as of January 1, 2020. Under the New Management Agreements, management fees are 5% of resident fees and services revenues. We believe pro forma earnings before interest, taxes, depreciation, amortization, rent and management fees, or EBITDARM, is a meaningful transitional supplemental performance measure as it presents historical community level operating results regardless of the form of contractual arrangements and removes the impact of changes in the agreements (rents and management fees) between us and Five Star during the periods presented. The table on page 37 presents pro forma resident fees and services and pro forma EBITDARM as if the communities had been managed for our account throughout all periods presented to assist in understanding community level operating results. Other real estate companies and REITs may calculate EBITDARM differently than we do. FFO and Normalized FFO Attributable to Common Shareholders We calculate FFO attributable to common shareholders and Normalized FFO attributable to common shareholders as shown on page 24. FFO attributable to common shareholders is calculated on the basis defined by Nareit, which is net income (loss) attributable to common shareholders, calculated in accordance with GAAP, excluding any gain or loss on sale of properties, loss on impairment of real estate assets and gains or losses on equity securities, net, if any, plus real estate depreciation and amortization and minus FFO adjustments attributable to noncontrolling interest, as well as certain other adjustments currently not applicable to us. In calculating Normalized FFO attributable to common shareholders, we adjust for the items shown on page 24 and include business management incentive fees, if any, only in the fourth quarter versus the quarter when they are recognized as an expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of our core operating NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS AND CERTAIN MEASURES FINANCIAL NON-GAAP performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year. FFO attributable to common shareholders and Normalized FFO attributable to common shareholders are among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. Other factors include, but are not limited to, requirements to maintain our qualification for taxation as a REIT, limitations in the agreements governing our debt, the availability to us of debt and equity capital, our expectation of our future capital requirements and operating performance, and our expected needs for and availability of cash to pay our obligations. Other real estate companies and REITs may calculate FFO attributable to common shareholders and Normalized FFO attributable to common shareholders differently than we do. 40

NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS (CONTINUED) Adjusted total assets Adjusted total assets is the original cost of real estate assets calculated in accordance with GAAP before depreciation and after impairment write downs, if any, and excludes accounts receivable and intangible assets. Annualized dividend yield Annualized dividend yield is the annualized dividend declared during the applicable period divided by the closing price of DHC's common shares on The Nasdaq Stock Market LLC at the end of the relevant period. (CONTINUED) Annualized rental income Annualized rental income is based on rents pursuant to existing leases as of June 30, 2020. Annualized rental income includes estimated percentage rents, straight line rent adjustments and estimated recurring expense reimbursements for certain net and modified gross leases; excludes lease value amortization at certain of our medical office and life science properties and wellness centers. Annualized rental income amounts for our medical office and life science properties also include 100% of rental income as reported under GAAP from our life science property owned in a joint venture arrangement in which we own a 55% equity interest. Average monthly rate Average monthly rate is calculated by taking the average daily rate, which is defined as total residents fees and services divided by occupied units during the period, and multiplying it by 30 days. Building improvements Building improvements generally include expenditures to replace obsolete building components that extend the useful life of existing assets or other improvements to increase the marketability of the property. Cash basis NOI margin % Cash basis NOI margin % is defined as cash basis NOI as a percentage of cash basis rental income. Cash basis rental income excludes non-cash straight line rent adjustments, lease value amortization and lease termination fee amortization, if any. Consolidated income available for debt service Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, loss on asset impairment, gains or losses on equity securities, gains or losses on sales of properties and early extinguishment of debt, determined together with debt service for the applicable period. Development, redevelopment and other activities Development, redevelopment and other activities generally include capital expenditures that reposition a property or result in new sources of revenue. GAAP GAAP is U.S. generally accepted accounting principles. Gross book value of real estate assets Gross book value of real estate assets is real estate assets at cost plus certain acquisition costs, before depreciation and purchase price allocations, less impairment writedowns, if any. Gross purchase price Gross purchase price includes assumed debt, if any, and excludes acquisition costs and purchase price allocation adjustments, if any. Gross sales price Gross sales price excludes closing costs. Lease related costs Lease related costs generally include capital expenditures to improve tenants’ space or amounts paid directly to tenants to improve their space NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS AND CERTAIN MEASURES FINANCIAL NON-GAAP and leasing related costs, such as brokerage commissions and tenant inducements. Net debt Net debt is total debt less cash. 41

NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS (CONTINUED) NOI margin % NOI margin % is defined as NOI as a percentage of rental income. Non-Segment Non-Segment operations consists of triple net leased senior living communities that are leased to third party operators other than Five Star and wellness centers, and any other income or expenses that are not attributable to a specific reporting segment. (CONTINUED) Office Portfolio Office Portfolio consists of medical office properties leased to medical providers and other medical related businesses, as well as life science properties leased to biotech laboratories and other similar tenants. Rent coverage Rent coverage is calculated as operating cash flows from our tenants' facility operations of our properties, before subordinated charges, if any, divided by rent payable to us. Same Property For the three months ended June 30, 2020, same property consists of properties owned, in service and operated by the same operator continuously since April 1, 2019, including our life science property owned in a joint venture arrangement in which we own a 55% equity interest; excludes properties classified as held for sale or out of service undergoing redevelopment, if any. For the six months ended June 30, 2020, same property consists of properties owned, in service and operated by the same operator continuously since January 1, 2019, including our life science property owned in a joint venture arrangement in which we own a 55% equity interest; excludes properties classified as held for sale or out of service undergoing redevelopment, if any. SHOP SHOP, or Senior Housing Operating Portfolio, consists of managed senior living communities that provide short term and long term residential living and in some cases care and other services for residents where we pay fees to the operator to manage the communities for our account. Properties in this segment include independent living communities, assisted living communities, active adult rental communities and SNFs. Pursuant to the Restructuring Transaction, the previously existing master leases and management and pooling agreements between us and Five Star were terminated and replaced with the New Management Agreements as of January 1, 2020. Prior to January 1, 2020, these senior living communities were either managed for our account by Five Star or triple net leased to Five Star. SNF SNF is a skilled nursing facility. Total gross assets Total gross assets is total assets plus accumulated depreciation. Total unencumbered assets Total unencumbered assets is the original cost of real estate assets not encumbered by mortgage debt calculated in accordance with GAAP before depreciation and after impairment write downs, if any, and exclude accounts receivable and intangible assets. Triple net leased senior living communities Triple net leased senior living communities include independent and assisted living communities and SNFs. NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS AND CERTAIN MEASURES FINANCIAL NON-GAAP 42

WARNING CONCERNING FORWARD-LOOKING STATEMENTS This presentation of supplemental operating and financial data may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Whenever we use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond our control. For example, our redevelopment projects may not be successful and may cost more or take longer to complete than we currently expect. In addition, we may not realize the returns we expect from these projects and we may incur losses from these projects. The information contained in our filings with the SEC, including under “Risk Factors” in our periodic reports, or incorporated therein, identifies important factors that could cause our actual results to differ materially from those stated in or implied by our forward-looking statements. Our filings with the SEC are available on the SEC's website at www.sec.gov. You should not place undue reliance upon forward-looking statements. Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. WARNING CONCERNING FORWARD-LOOKING STATEMENTS CONCERNING FORWARD-LOOKING WARNING 43